                                                                  Exhibit 99.B10

                         Independent Auditors' Consent

The Board of Directors
American National Insurance Company

     As independent public accountants, we hereby consent to the use of our reports (and to all referenced to our Firm) included in or made a part of this registration statement.

                              ARTHUR ANDERSEN LLP



                              /s/ARTHUR ANDERSEN LLP
                              ------------------------------


Houston, Texas
April 28, 1998